Summary Prospectus Supplement September 27, 2023

For the following series with summary prospectus dated January 1, 2023:

American Funds® Portfolio Series American Funds® Tax-Aware Conservative Growth and Income Portfolio

The first paragraph under the heading “Principal investment strategies” in the “Fees and expenses of the fund” section of the American Funds Tax-Aware Conservative Growth and Income Portfolio summary prospectus is amended to read as follows:

Principal investment strategies The fund will attempt to achieve its investment objective by investing in a mix of American Funds and Capital Group exchange-traded funds (ETFs) in different combinations and weightings. The underlying funds will typically seek to generate income from their investments and may include growth-and-income, equity-income, balanced and fixed income funds.

Keep this supplement with your summary prospectus.

Lit. No. MFGEBS-559-0923P Printed in USA CGD/TM/10039-S98679